SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2012

RLJ LODGING TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-35169	27-4706509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3 Bethesda Metro Center Suite 100 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

(301) 280-7777
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2012, Julio E. Morales resigned as Chief Accounting Officer of RLJ Lodging Trust (the “Company”) to pursue other opportunities.  Mr. Morales’ resignation is effective as of May 25, 2012.  The Company has initiated a search for a new Chief Accounting Officer.  Leslie D. Hale, the Company’s Chief Financial Officer, Treasurer and Senior Vice President, Real Estate and Finance, will serve as the Company’s interim Chief Accounting Officer until a new Chief Accounting Officer is hired.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ LODGING TRUST

Date: May 17, 2012	By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr.
President and Chief Executive Officer